                                   MetLife(R)

                     Metropolitan Life Insurance Company
                 One Madison Avenue, New York, NY 10010-3690


                                   ENDORSEMENT

This Endorsement amends the individual annuity contract to which it is attached to reflect the fact that MetLife has become a stock life insurance company instead of a mutual life insurance company.

All references to (1) MetLife being a mutual life insurance company; (2) MetLife's Board of Directors being elected by its contractholders; [and (3) MetLife paying dividends or the contract being participatory;] are hereby deleted.


                                                /s/ Louis J. Ragusa
                                                Louis J. Ragusa
                                                Vice-President & Secretary


R.S. 1237

                                   MetLife(R)

                     METROPOLITAN LIFE INSURANCE COMPANY
                 One Madison Avenue, New York, NY 10010-3690


                                   ENDORSEMENT

This Endorsement amends the individual annuity contract to which it is attached to reflect the fact that MetLife has become a stock life insurance company instead of a mutual life insurance company.

All references to (1) MetLife being a mutual life insurance company; and (2) MetLife's Board of Directors being elected by its contractholders are hereby deleted.


                                                /s/ Louis J. Ragusa
                                                Louis J. Ragusa
                                                Vice-President & Secretary

R.S. 1237

                                   MetLife(R)

                     METROPOLITAN LIFE INSURANCE COMPANY
                 One Madison Avenue, New York, NY 10010-3690


                                   ENDORSEMENT

This Endorsement amends the individual annuity contract to which it is attached to reflect the fact that MetLife has become a stock life insurance company instead of a mutual life insurance company.

All references to (1) MetLife being a mutual life insurance company; (2) MetLife's Board of Directors being elected by its contractholders; and (3) MetLife paying dividends or the contract being participatory; are hereby deleted.


                                                /s/ Louis J. Ragusa
                                                Louis J. Ragusa
                                                Vice-President & Secretary


R.S. 1237D

                               [METLIFE LOGO](R)


                     Metropolitan Life Insurance Company
                 One Madison Avenue, New York, NY 10010-3690


                                 ENDORSEMENT


This Endorsement amends the individual annuity contract to which it is attached to reflect the fact that MetLife has become a stock life insurance company instead of a mutual life insurance company.

All references to MetLife being a mutual life insurance company are hereby deleted.


                                          /s/ Louis J. Ragusa
                                         --------------------------
                                         Louis J. Ragusa
                                         Vice-President & Secretary

                               [METLIFE LOGO](R)
                     Metropolitan Life Insurance Company
                 One Madison Avenue, New York, NY 10010-3690


                                 ENDORSEMENT


This Endorsement amends the group annuity certificate to which it is attached to reflect the fact that MetLife has become a stock life insurance company instead of a mutual life insurance company.

All references to MetLife being a mutual life insurance company are hereby deleted.


                                          /s/ Louis J. Ragusa
                                         --------------------------
                                         Louis J. Ragusa
                                         Vice-President & Secretary

G.20247-575